SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: February 7, 2002


                             WORLD WIDE VIDEO, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


  COLORADO                         0-26235                   54-1921580
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(State or other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)



                     102A N. MAIN STREET, CULPEPER, VA 22701
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                                    (Address)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (540)727-7551
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

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

ITEM 5. OTHER EVENTS

          None.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

Ronald P. Cropper who has been a member of the Board of Directors since the inception, has resigned due to personal reasons. His resignation is effective February 15, 2002. WWV management expresses thanks for his leadership and wishes success and his endeavors.

World Wide Video, Inc. is very proud to announce Rochele Hc Hirsch as the replacement Director. Rochele was an early investor in WWV and has innate knowledge of WWV's technology. WWV is fortunate to have Ms. Hirsch as a member of the Board of Directors. She has numerous national and international contacts that will assist WWV in developing strategic agreements in several market areas. Below is a brief resume:


World Wide Video, Inc.
Director

Rochele Hc Hirsch
President
CommExpress Int'l, Inc.
Atlanta, GA


A 28-year veteran in telecommunications, business development and organization effectiveness consulting, Rochele Hirsch began her career with BellSouth (then Southern Bell) in Atlanta, GA. During 15-years with the company, she held management positions in marketing and sales, information systems, data communications, and management consulting. In 1987, Ms. Hirsch founded her consulting firm, Lyle-Hirsch & Company, in Atlanta, continuing the organization effectiveness and re-engineering consulting work she provided while in BellSouth. Clients in the U.S. include BellSouth, Wisconsin Electric, State of Washington Efficiency Commission, DuPont and Conoco (through Gemini Consulting), Georgia Tech, Jacksonville State University, Prudential Bank (through Manchester Consulting) and various small business ventures. From 1994-96, she was in Southeast Asia consulting to Unisys, Apple, Mincom, Reuters, and PT Telkom-Indonesia (through Ernst & Young).

In 1996 she formed CommExpress Int'l, Inc. adding video conferencing solutions to her consulting practice. Clients are throughout the US, Singapore and Switzerland.

A native of Richmond, VA, Ms. Hirsch holds a BS with Distinction and Honors in Physics from Mary Washington College of the University of Virginia and an MS from Georgia Institute of Technology in Industrial and Systems Engineering. She had extensive training in management and organization systems, data systems, telecommunications and marketing through BellSouth and AT&T. Currently, she is a mentor in the Georgia Leadership 100 Program, a member and former director of the Northside Kiwanis Club, member of the Technology Association of Georgia, National Association of Women Business Owners, the Atlanta Women's Network, and the Atlanta Midtown Business Alliance.

Ms. Hirsch's knowledge of video conferencing, her extensive contacts for marketing and sales channels in the US and Southeast Asia, and her experience in organization and business development add management and marketing strength to the World Wide Video team.



None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:                             None
          Consolidated Pro Forma Financial Statements:      None
          Exhibits:                                         None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: February 7, 2007
                                        World Wide Video, Inc.

                                        By:/s/John G. Perry
                                        John G. Perry, President